                               POWER OF ATTORNEY

       I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of l940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/25/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Marc Costantini
-------------------------------    Director              5/25/07
Marc Costantini

                               POWER OF ATTORNEY

       I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred,

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ James D. Gallagher
-------------------------------    Director              5/23/07
James D. Gallagher

                               POWER OF ATTORNEY

       I, Bruce Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Bruce Speca
-------------------------------    Director              5/23/07
Bruce Speca

                               POWER OF ATTORNEY

       I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Thomas Borshoff
-------------------------------    Director              5/23/07
Thomas Borshoff

                               POWER OF ATTORNEY

       I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/29/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Steven A. Finch
-------------------------------    Director            May 29, 2007
Steven A. Finch

                               POWER OF ATTORNEY

       I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Ruth Ann Fleming
-------------------------------    Director              5/23/07
Ruth Ann Fleming

                               POWER OF ATTORNEY

       I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/24/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ William P. Hicks III
-------------------------------    Director              5/24/07
William P. Hicks III

                               POWER OF ATTORNEY

       I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/25/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Katherine MacMillan
-------------------------------    Director             May 25/07
Katherine MacMillan

                               POWER OF ATTORNEY

       I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/24/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Neil M. Merkl
-------------------------------    Director              5/24/07
Neil M. Merkl

                               POWER OF ATTORNEY

       I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/24/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Lynne Patterson
-------------------------------    Director              5/24/07
Lynne Patterson

                               POWER OF ATTORNEY

       I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danelio, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Bradford J. Race, Jr.
-------------------------------    Director              5/23/07
Bradford J. Race, Jr.

                               POWER OF ATTORNEY

       I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/29/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Diana Scott
-------------------------------    Director              5/29/07
Diana Scott

                               POWER OF ATTORNEY

       I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D, DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-141693

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/23/07 and remains in effect until revoked or revised.

Signature                           Title                  Date
---------                           -----                  ----

/s/ Robert L. Ullmann
-------------------------------    Director              5/23/07
Robert L.Ullmann